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                                  EXHIBIT 10.2

                   AMENDMENT NO. 3 TO LOAN FUNDING AGREEMENT

            AMENDMENT NO. 3 TO LOAN FUNDING AGREEMENT, dated as of May 19,2004 (this "Amendment"), among Reyna Funding, L.L.c. (the "Company"), Jupiter Securitization Corporation (the "Conduit"), Bank One, NA (Main Office Chicago), as a Financial Institution (in such capacity, the "Financial Institution") and Bank One, NA (Main Office Chicago), as Agent (in such capacity, the "Agent") under the Loan Funding Agreement (as hereinafter defined).

                                    RECITALS:

            The Company, Reyna Capital Corporation, as Servicer, the Conduit, the Financial Institution and the Agent are parties to a Loan Funding Agreement, dated as of January 24, 2002, as amended by Amendment No. 1 to Loan Funding Agreement and Amendment No. 2 to Loan Funding Agreement (the "Loan Funding Agreement"); capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Loan Funding Agreement.

            Bank One, NA (Main Office Chicago) is the sole Financial Institution under the Loan Funding Agreement.

            In accordance with Section 15.1 (b) of the Loan Funding Agreement, the parties hereto wish to amend the Loan Funding Agreement in certain respects.

            NOW, THEREFORE, intending to be bound, the parties hereto agree as follows:

            Section 1. Change to Definitions. The following definitions in
Exhibit I shall be amended and restated to read in their entirety as follows:

            "Gross Loss to Liquidation Ratio" means, as of the last day of any Reporting Period, a percentage equal to (i) the sum of the Outstanding Balance of all Receivables which became Defaulted Receivables during such Reporting Period plus (b) the amount of Dilutions that occurred during such Reporting Period divided by (ii) the sum of (a) the aggregate amount of Collections on all Receivables (other than Defaulted Receivables) during such Reporting Period, (b) the aggregate amount of Dilutions that occurred during such Reporting Period and
(c) the Outstanding Balance of all Receivables which became Defaulted Receivables during such Reporting Period.

            "Liquidity Termination Date" means May 18,2005.

            "Loan Limit" means $150,000,000.

            Exhibit I shall be further amended to include the following defined term:

            "Loss Reserve" means, on any date, an amount equal to the greater of
(i) the product of (A) the Loss Percentage and (B) the Discounted Lease Balance as of the close of business of the Servicer on such date and (ii) the Minimum Dollar Loss Reserve.

            "Minimum Dollar Loss Reserve" means $10,000,000.

            Section 2. Amendment of Section 9.1(i). Section 9.1(i) is hereby amended by changing the percentage with respect to the Three-Month Average Gross Loss to Liquidation Ratio from 15% to 10%.

            Section 3. Amendment to Schedule A. Schedule A to this Loan Funding Agreement is hereby amended by changing the Commitment amount for Bank One, NA (Main Office Chicago) to $153,000,000.

            Section 4. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following

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conditions:

            (a) Execution and delivery by the parties hereto.

            (b) Receipt by Jupiter Securitization Corporation of a fully earned, nonrefundable amendment fee of $50,000 payable in connection with this Amendment.

            Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

            Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereunder will be governed by and interpreted in accordance with the laws of the State of Illinois.

            Section 7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

            Section 8. Effect of Amendment. This is an amendment in the manner required by Section 15.1(b) of the Loan Funding Agreement. Upon execution and delivery of this Amendment, the terms of this Amendment shall be deemed a part of the terms and conditions of the Loan Funding Agreement for any and all purposes, and shall bind the parties hereto and thereto. All terms and conditions of the Loan Funding Agreement and this Amendment shall be read together as though they constitute one and the same instrument. Except as may have been specifically amended, restated and/or supplemented by this Amendment, each and every term and provision of the Loan Funding Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company, the Conduit, the Financial Institution and the Agent have caused this Amendment No. 3 to the Loan Funding Agreement to be duly executed by their respective officers as of the day and year first above written.

                               REYNA FUNDING, L.L.C.

                               By: /S/ MICHAEL J. GAPINSKI
                                   -----------------------------------------
                               Name: Michael J. Gapinski

                               JUPITER SECURITIZATION CORPORATION

                               By: /S/ SHERRI GERNER
                                   -----------------------------------------
                               Name: Sherri Gerner
                               Title: Authorized Signer

                               BANK ONE, NA (MAIN OFFICE CHICAGO),
                               AS A FINANCIAL INSTITUTION

                               By: /S/ SHERRI GERNER
                                   -----------------------------------------
                               Name: Sherri Gerner
                               Title: Director, Capital Markets

                               BANK ONE, NA (MAIN OFFICE CHICAGO), AS AGENT

                               By: /S/ SHERRI GERNER
                                   -----------------------------------------
                               Name: Sherri Gerner
                               Title: Director, Capital Markets

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